SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

COMPEX TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Minnesota	0-9407	41-0985318

(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

1811 Old Highway Eight, New Brighton, MN (Address of principal executive offices)		55112-3493 (Zip Code)

(651) 631-0590 (Registrant’s telephone number, including area code)

SIGNATURES
Press Release

Item 7. Financial Statements and Exhibits

(c) Exhibits (furnished but not filed):

Exhibit 99.1 Press Release Dated February 12, 2004

Item 12. Results of Operations and Financial Condition

On February 12, 2004, the Company published a press release, which is furnished but not filed as Exhibit 99.1 hereto, providing information regarding its results of operations and financial condition for the quarter ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPEX TECHNOLOGIES, INC.

	By:	Dan Gladney Dan Gladney, Chief Executive Officer

Dated: February 12, 2004